CONSULTING GROUP CAPITAL MARKETS FUNDS

LARGE CAP EQUITY FUND

INTERNATIONAL EQUITY FUND

SUPPLEMENT DATED NOVEMBER 21, 2017,

TO THE STATUTORY PROSPECTUS AND SUMMARY PROSPECTUS,

EACH DATED JANUARY 1, 2017

This Supplement provides new and additional information beyond that contained in the Statutory Prospectus and the Summary Prospectus, and should be read in conjunction with the Statutory Prospectus and the Summary Prospectus.

I. Effective November 20, 2017, ClearBridge Investments, LLC (“ClearBridge”) serves as a sub-adviser to the Large Cap Equity Fund and Wedgewood Partners, Inc. (“Wedgewood”) no longer serves as a sub-adviser to the Fund, resulting in the target sub-adviser investment allocations of the Large Cap Equity Fund being revised as follows:

Sub-Adviser	Current Allocation	New Allocation
BlackRock Financial Management, Inc. (“BlackRock”)	55%	55%
Clearbridge	0%	10%
Columbia Management Investment Advisers, LLC (“Columbia”)	8%	8%
Delaware Investment Fund Advisers (“Delaware”)	13%	13%
Lazard Asset Management LLC (“Lazard”)	9%	9%
Lyrical Asset Management LP (“Lyrical”)	5%	5%
Wedgewood	10%	0%

Accordingly, effective November 20, 2017, the Statutory Prospectus and the Summary Prospectus are hereby amended and supplemented as follows:

1.	All text relating to Wedgewood is hereby deleted from the Statutory Prospectus and the Summary Prospectus.

2.	In the Statutory Prospectus, all references to the Large Cap Equity Fund’s current target sub-adviser investment allocations are hereby deleted and replaced with the new target sub-adviser investment allocations.

3.	In the Statutory Prospectus and the Summary Prospectus, in the Fund Summary for the Large Cap Equity Fund, under the “Sub-advisers and Portfolio Managers” heading, “ClearBridge Investments, LLC (“ClearBridge”)” is hereby added below “BlackRock Financial Management, Inc. (“BlackRock”).”

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4.	In the Statutory Prospectus and the Summary Prospectus, in the Fund Summary for the Large Cap Equity Fund, under the “Sub-advisers and Portfolio Managers” heading, the following text is hereby added to the chart in the appropriate alphabetical order thereof:

Portfolio Manager	Fund’s Portfolio Manager Since
Peter Bourbeau, Managing Director and Portfolio Manager — ClearBridge	2017
Margaret Vitrano, Managing Director and Portfolio Manager — ClearBridge	2017

5.	In the Statutory Prospectus, under the “Fund details” heading in the “How the Sub-advisers select the Fund’s investments” section for the Large Cap Equity Fund, the following text is hereby added in the appropriate alphabetical order thereof:

ClearBridge Investments, LLC (“ClearBridge”) invests in large capitalization companies that it believes are dominant in their industries due to product, distribution or service strength. ClearBridge emphasizes individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. ClearBridge attempts to identify established large capitalization companies with the highest growth potential, then analyze each company in detail, ranking its management, strategy and competitive market position. Finally, ClearBridge attempts to identify the best values available among the growth companies identified. ClearBridge may sell a security if it no longer meets the Fund’s investment criteria or for other reasons, including to meet redemptions or to redeploy assets to better investment opportunities. ClearBridge defines large cap companies as those within the range of the Russell 1000 Index and the strategy may include investments in REITs and ADRs, as well as ordinary shares of non-U.S. companies. ClearBridge may sometimes invest portions of the account in cash equivalents and/or Exchange Traded Funds (“ETFs”). The percentage of the Fund’s assets allocated to ClearBridge is 10%.

6.	In the Statutory Prospectus, under the “Fund management” heading in “The Sub-Advisers” section, the following text is hereby added to the Large Cap Equity Fund section of the chart in the appropriate alphabetical order thereof:

Fund	Sub-adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Large Cap Equity Fund	ClearBridge Investments, LLC	10%	Peter Bourbeau Managing Director and Portfolio Manager (1991-Present). Mr. Bourbeau has 26 years of investment industry experience.	2017

			Margaret Vitrano Managing Director and Portfolio Manager (1997-Present). Ms. Vitrano has 21 years of investment industry experience.	2017

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II. Effective November 27, 2017, Victory Capital Management, Inc. (“Victory Capital”) serves as a sub-adviser to the International Equity Fund, resulting in the target sub-adviser investment allocations of the International Equity Fund being revised as follows:

Sub-Adviser	Current Allocation	New Allocation
BlackRock	25%	25%
Causeway Capital Management LLC (“Causeway”)	25%	23%
OppenheimerFunds, Inc. (“OFI”)	25%	17%
Schroder Investment Management North America Inc. (“Schroders”)	25%	25%
Victory Capital	0%	10%

Accordingly, effective November 27, 2017, the Statutory Prospectus and the Summary Prospectus are hereby amended and supplemented as follows:

1.	In the Statutory Prospectus, all references to the International Equity Fund’s current target sub-adviser investment allocations are hereby deleted and replaced with the new target sub-adviser investment allocations.

2.	In the Statutory Prospectus and the Summary Prospectus, in the Fund Summary for the International Equity Fund, under the “Sub-advisers and Portfolio Managers” heading, “Victory Capital Management, Inc. (“Victory Capital”)” is hereby added below “Schroder Investment Management North America Inc. (“Schroders”).”

3.	In the Statutory Prospectus and the Summary Prospectus, in the Fund Summary for the International Equity Fund, under the “Sub-advisers and Portfolio Managers” heading, the following text is hereby added to the chart in the appropriate alphabetical order thereof:

Portfolio Manager	Fund’s Portfolio Manager Since
John W. Evers, CFA®, Senior Portfolio Manager — Victory Capital	2017
Daniel B. LeVan, CFA®, Chief Investment Officer — Victory Capital	2017

4.	In the Statutory Prospectus, under the “Fund details” heading in the “How the Sub-advisers select the Fund’s investments” section for the International Equity Fund, the following text is hereby added in the appropriate alphabetical order thereof:

Victory Capital Management, Inc. (“Victory Capital”) pursues the Fund’s investment objective by investing primarily in equity securities of small-capitalization companies in countries represented in the S&P® Developed ex-U.S. SmallCap Index. Victory Capital employs a bottom-up investment approach that emphasizes individual stock selection. The investment process uses a combination of quantitative and

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traditional qualitative, fundamental analysis to identify stocks with low relative price multiples and positive trends in earnings forecasts. The stock selection process is designed to produce a diversified portfolio that, relative to the S&P Developed ex-U.S. Small Cap Index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend. The percentage of the Fund’s assets allocated to Victory Capital is 10%.

5.	In the Statutory Prospectus, under the “Fund management” heading in “The Sub-Advisers” section, the following text is hereby added to the International Equity Fund section of the chart in the appropriate alphabetical order thereof:

Fund	Sub-adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
International Equity Fund	Victory Capital Management, Inc. (“Victory Capital”) 4900 Tiedeman Road Brooklyn, OH 44118	10%	Daniel B. LeVan, CFA® Chief Investment Officer (2014-Present). From 2007-2014, Mr. LeVan was a Senior Portfolio Manager of Munder Capital Management, which was acquired by Victory Capital in 2014.	2017

			John W. Evers, CFA® Senior Portfolio Manager (2014-Present). From 2007-2014, Mr. Evers was a Senior Portfolio Manager of Munder Capital Management, which was acquired by Victory Capital in 2014.	2017

III. Effective December 4, 2017, Wellington Management Company, LLP (“Wellington”) serves as a sub-adviser to the International Equity Fund, resulting in the target sub-adviser investment allocations of the International Equity Fund being revised as follows:

Sub-Adviser	Current Allocation	New Allocation
BlackRock	25%	25%
Causeway	23%	17%
OFI	17%	17%
Schroder	25%	16%
Victory Capital	10%	10%
Wellington	0%	15%

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Accordingly, effective December 4, 2017, the Statutory Prospectus and the Summary Prospectus are hereby amended and supplemented as follows:

1.	In the Statutory Prospectus, all references to the International Equity Fund’s current target sub-adviser investment allocations are hereby deleted and replaced with the new target sub-adviser investment allocations.

2.	In the Statutory Prospectus and the Summary Prospectus, in the Fund Summary for the International Equity Fund, under the “Sub-advisers and Portfolio Managers” heading, “Wellington Management Company, LLP (“Wellington”)” is hereby added below “Victory Capital Management, Inc. (“Victory Capital”).”

3.	In the Statutory Prospectus and the Summary Prospectus, in the Fund Summary for the International Equity Fund, under the “Sub-advisers and Portfolio Managers” heading, the following text is hereby added to the chart in the appropriate alphabetical order thereof:

Portfolio Manager	Fund’s Portfolio Manager Since
Andrew M. Corry, CFA®, Senior Managing Director and Equity Portfolio Manager — Wellington	2017
James H. Shakin, CFA®, Senior Managing Director and Equity Portfolio Manager — Wellington	2017

4.	In the Statutory Prospectus, under the “Fund details” heading in the “How the Sub-advisers select the Fund’s investments” section for the International Equity Fund, the following text is hereby added in the appropriate alphabetical order thereof:

Wellington Management Company, LLP (“Wellington”) invests primarily in a diversified portfolio of equity securities of non-U.S. companies that Wellington believes to be undervalued. Wellington uses a “contrarian value” approach to selecting securities, applying fundamental analysis to identify securities that it believes are undervalued by the market. The market capitalizations of the portfolio holdings are generally those in the range of companies represented in the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (Net). The strategy may also invest in mid-capitalization companies. Equity securities in which the strategy principally invests are common stocks. The strategy may invest in American Depositary Receipts (“ADRs”) and Global Depository Receipts (“GDRs”).

The strategy may invest a high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the strategy generally expects to invest in a number of different non-U.S. countries. The strategy may invest up to 20% of its assets in issuers that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Wellington may use currency forwards to gain or increase exposure to various currency markets, including for the purpose of managing the strategy’s currency exposures relative to its benchmark’s currency exposures. Sector allocations are determined based on the Wellington’s assessment of investment opportunities and/or market conditions. Wellington may sell a holding when it appreciates to a stated target, when there has been a change in the

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long-term investment outlook, or when other opportunities appear more attractive. The percentage of the Fund’s assets allocated to Wellington is 15%.

5.	In the Statutory Prospectus, under the “Fund management” heading in “The Sub-Advisers” section, the following text is hereby added to the International Equity Fund section of the chart in the appropriate alphabetical order thereof:

Fund	Sub-adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
International Equity Fund	Wellington Management Company LLC (“Wellington”) 101 Federal St Boston, MA 02110	15%	Andrew M. Corry, CFA® Senior Managing Director and Equity Portfolio Manager (1997-Present). Mr. Corry joined Wellington as an Investment Professional in 1997.	2017

			James H. Shakin, CFA®Senior Managing Director and Equity Portfolio Manager (1986-Present). Mr. Shakin joined Wellington as an Investment Professional in 1986.	2017

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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CONSULTING GROUP CAPITAL MARKETS FUNDS

LARGE CAP EQUITY FUND

INTERNATIONAL EQUITY FUND

SUPPLEMENT DATED NOVEMBER 21, 2017,

TO THE STATEMENT OF ADDITIONAL INFORMATION, DATED JANUARY 1, 2017, AS SUPPLEMENTED APRIL 21, 2017 (“SAI”)

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with the SAI.

I. Effective November 20, 2017, ClearBridge Investments, LLC (“ClearBridge”) serves as a sub-adviser to the Large Cap Equity Fund and Wedgewood Partners, Inc. (“Wedgewood”) no longer serves as a sub-adviser to the Fund.

Accordingly, effective November 20, 2017, the SAI is hereby amended and supplemented as follows:

1.	All text relating to Wedgewood is hereby deleted.

2.	Under the “Portfolio Manager Disclosure” heading in the “Other Accounts Managed by Portfolio Managers” section, the following text is hereby added under “Large Cap Equity Fund” in the appropriate alphabetical order thereof:

ClearBridge Investments, LLC

	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Peter Bourbeau(1)	8	$9.9 Billion	4	$0.8 Billion	49,088	$15.7 Billion
Margaret Vitrano(1)	8	$9.9 Billion	4	$0.8 Billion	49,088	$15.7 Billion

(1)	Information is as of August 31, 2017.

3.	Under the “Portfolio Manager Disclosure” heading in the “Portfolio Manager Compensation” section, the following text is hereby added in the appropriate alphabetical order thereof:

ClearBridge Investments, LLC (“ClearBridge”)

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award

•	ClearBridge’s Deferred Incentive Plan (“CDIP”) – a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•	Legg Mason Restricted Stock Deferral – a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•	Legg Mason Restricted Stock and Stock Option Grants – a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis; and

•	Market compensation survey research by independent third parties.

The benchmark used to measure the performance of the portfolio managers for the Large Cap Growth strategy is the Russell 1000 Growth Index.

4.	Under the “Portfolio Manager Disclosure” heading in the “Potential Conflicts of Interest” section, the following text is hereby added in the appropriate alphabetical order thereof:

ClearBridge Investments, LLC (“ClearBridge”)

Potential conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund’s portfolio managers.

ClearBridge has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for ClearBridge as sub-adviser and the individuals that ClearBridge employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. ClearBridge has adopted policies and procedures to ensure that all accounts, including the Fund, are treated equitably.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, ClearBridge has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to ClearBridge) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

II. Effective November 27, 2017, Victory Capital Management, Inc. (“Victory Capital”) serves as a sub-adviser to the International Equity Fund.

Accordingly, effective November 27, 2017, the SAI is hereby amended and supplemented as follows:

1.	Under the “Portfolio Manager Disclosure” heading in the “Other Accounts Managed by Portfolio Managers” section, the following text is hereby added under “International Equity Fund” in the appropriate alphabetical order thereof:

Victory Capital Management, Inc.

	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
John W. Evers	4	$1,732 million	1	$172 million	2	$200 million
Daniel B. LeVan	3	$1,727 million	1	$172 million	2	$200 million

(1)	Information is as of August 31, 2017.

2.	Under the “Portfolio Manager Disclosure” heading in the “Portfolio Manager Compensation” section, the following text is hereby added in the appropriate alphabetical order thereof:

Victory Capital Management, Inc. (“Victory Capital”)

Victory Capital has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing separate accounts, investment companies, other pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of the portfolio management teams employed by Victory Capital (including Trivalent Investments, which is responsible for managing a portion of the Fund) may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

Victory Capital’s portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

3.	Under the “Portfolio Manager Disclosure” heading in the “Potential Conflicts of Interest” section, the following text is hereby added in the appropriate alphabetical order thereof:

Victory Capital Management, Inc. (“Victory Capital”)

Victory Capital’s portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other types of pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Fund along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between funds or between the Fund and another account, raise conflict of interest issues. Victory Capital has adopted compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, Victory Capital has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory Capital’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that Victory Capital’s compliance program will achieve its intended result.

III. Effective December 4, 2017, Wellington Management Company, LLP (“Wellington”) serves as a sub-adviser to the International Equity Fund.

Accordingly, effective December 4, 2017, the SAI is hereby amended and supplemented as follows:

1.	Under the “Portfolio Manager Disclosure” heading in the “Other Accounts Managed by Portfolio Managers” section, the following text is hereby added under “International Equity Fund” in the appropriate alphabetical order thereof:

Wellington Management Company, LLP

	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Andrew M. Corry (1)*	10	$5.387 billion	15	$1.631 billion	14	$2.347 billion
James H. Shakin(1)	10	$5.387 billion	15	$1.631 billion	14	$2.347 billion

(1)	Information is as of August 31, 2017.
*	Portfolio Manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of August 31, 2017 can be found below:

	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Accounts	Assets	Accounts	Assets	Accounts	Assets
Andrew M. Corry (1)	n/a	n/a	2	$61 million	1	$617 million

(1)	Information is as of August 31, 2017.

2.	Under the “Portfolio Manager Disclosure” heading in the “Portfolio Manager Compensation” section, the following text is hereby added in the appropriate alphabetical order thereof:

Wellington Management Company LLP (“Wellington Management”)

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the investment sub-advisory agreement between Wellington Management and CGAS on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of June 30, 2017.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the Prospectus who are primarily responsible for the day-to-day management of the Fund (the “Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. The Investment Professionals’ incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Investment Professionals compared to the benchmark index and/or peer group identified below over one, three and five-year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Corry and Shakin are Partners.

Fund	Benchmark Index and/or Peer Group for Incentive Period
International Equity Fund	MSCI EAFE Index

3.	Under the “Portfolio Manager Disclosure” heading in the “Potential Conflicts of Interest” section, the following text is hereby added in the appropriate alphabetical order thereof:

Wellington Management Company LLP (“Wellington Management”)

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the Prospectus who are primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Managers may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Messrs. Corry and Shakin also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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